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                     MFS(R) International Opportunities Fund
                   MFS(R) International Strategic Growth Fund
                         MFS(R) International Value Fund
                 MFS(R) Intermediate Investment Grade Bond Fund
                            MFS(R) Research Bond Fund
                       MFS(R) Emerging Opportunities Fund
                           MFS(R) Large Cap Value Fund
                          MFS(R) High Quality Bond Fund
                           MFS(R) Strategic Value Fund
                        MFS(R) Emerging Markets Debt Fund
                               MFS(R) Income Fund
                           MFS(R) European Equity Fund
                             MFS(R) High Yield Fund
                         MFS(R) Concentrated Growth Fund
                            VERTEX(SM) ALL CAP FUND
                           VERTEX(SM) CONTRARIAN FUND
                             VERTEX(SM) INCOME FUND
                   MFS(R) NEW YORK HIGH INCOME TAX FREE FUND
                 MFS(R) MASSACHUSETTS HIGH INCOME TAX FREE FUND

          Supplement to the Current Statement of Additional Information

In lieu of the sales commission and service fees normally paid by MFD to broker-dealers of record as described in the Prospectus, MFD has agreed to pay Bear, Stearns & Co. Inc. the following amounts with respect to Class A shares of the Fund purchased through a special retirement plan program offered by a third party administrator: (i) an amount equal to 0.05% per annum of the average daily net assets invested in shares of the Fund pursuant to such program, and (ii) an amount equal to 0.20% of the net asset value of all net purchases of shares of the Fund made through such program, subject to a refund in the event that such shares are redeemed within 36 months.


  The date of this Supplement is August 1, 1999 (as revised September 1, 2000).